
                                                                 Exhibit 10.15.1
                                 PROMISSORY NOTE



   $400,000.00
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                                               Greenville, South Carolina
                                               February 14, 2002



              FOR VALUE RECEIVED                RSI Holdings, Inc.
                                                ----------------------------------------------------------------------

                               28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay                                       Buck A. Mickel
                           -------------------------------------------------------------------------------------------

                                     6 Woodland Way Circle, South Carolina 29601
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the sum of                            Four Hundred Thousand Dollars and No/100--------------------
                    --------------------------------------------------------------------------------------------------

        bearing interest only             from          date of this note         at the rate of          7.00%
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to be computed and paid quarterly.      Any accrued interest and unpaid principal shall be

be paid in full on or before                                          February 14, 2007
                                        ------------------------------------------------------------------------------


                                                     RSI Holdings, Inc.



                                        By:         /s/ Buck A. Mickel                           3-25-04
                                                    ----------------------------------------------------
                                                     Buck A. Mickel                                Date
                                                     President & CEO